                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) June 30, 2005
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                          DEL GLOBAL TECHNOLOGIES CORP.
                          -----------------------------
               (Exact name of registrant as specified in charter)

             New York                     0-3319               13-1784308
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   (State or other jurisdiction        (Commission           (IRS Employer
        of incorporation)              File Number)          Identification No.)

              One Commerce Park, Valhalla, NY                    10595
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              (Address of Principal Executive Offices)         (Zip Code)

        Registrant's telephone number, including area code (914) 686-3650
                                                           --------------

         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

      Check the  appropriate  box below if the Form 8-K  filing is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_|   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

      |_|   Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

      |_|   Pre-commencement  communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

      |_|   Pre-commencement  communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01.      CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

            Deloitte  &  Touche  LLP  ("Deloitte")   previously  served  as  the
principal  accountants for Del Global Technologies Corp. ("the Registrant").  On
June 30,  2005,  Deloitte  was  dismissed by the  Registrant.  The  dismissal of
Deloitte was  recommended by the Audit  Committee of the  Registrant's  Board of
Directors.

            The reports of Deloitte on the Registrant's  consolidated  financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer  of opinion and were not  qualified  or  modified as to  uncertainty, audit scope or accounting principles.

            In  connection  with its audits of the two fiscal years ended August
3, 2003 and July 31, 2004,  and the nine-month  subsequent  interim period ended
April 30,  2005,  there were no  disagreements  with  Deloitte  on any matter of accounting principles or practices,  financial statement disclosure, or auditing scope or procedure, which disagreements,  if not resolved to the satisfaction of
Deloitte,  would have  caused  Deloitte to make  reference  to the matter in its report.

            On June 30, 2005, the Registrant engaged BDO Seidman, LLP ("BDO") as the Registrant's principal accountant.  The engagement of BDO was recommended by the Audit Committee of the Registrant's Board of Directors.

            During the  Registrant's  fiscal years ended August 3, 2003 and July
31, 2004 and the subsequent  nine-month interim period ended April 30, 2005, the
Registrant  did  not  (a)  engage  BDO as  principal  accountant  to  audit  the
Registrant's  financial statements,  or as an independent  accountant to audit a significant  subsidiary;  or (b) consult with BDO with respect to either (i) the
application  of  accounting  principles  to  a  specified  transaction,   either
completed or proposed;  (ii) the type of audit opinion that might be rendered on the Registrant's  financial statements;  or (iii) any matter that was either the subject of disagreement (as defined in Item  304(a)(1)(iv) of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

            The  Registrant  has provided  Deloitte with a copy of the foregoing disclosure.  Attached as EXHIBIT  16.01 hereto is a copy of  Deloitte's  letter, dated July 6, 2005, in response to the foregoing disclosure.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS.

         (a)    Financial Statements of Businesses Acquired.
                Not Applicable

         (b)    Pro Forma Financial Information.
                Not Applicable

         (c)    Exhibits.
                16.01  Letter from Deloitte & Touche LLP dated July 6, 2005.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          DEL GLOBAL TECHNOLOGIES CORP.
                                          -----------------------------
                                                (Registrant)

Date:  July 6, 2005
                                          By:  /s/ Mark A. Koch
                                               ---------------------------------
                                               Mark A. Koch
                                               Principal Accounting Officer